Report of Independent Registered Public Accounting Firm

Management

Park Bridge Lender Services LLC

New York, New York

We have examined management of Park Bridge Lender Services LLC’s (the “Company”) assertion that the Company complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission’s Regulation AB for all transactions for specific pools identified in Exhibit A that are backed by certain commercial mortgage loans for which the Company processed in its capacity as trust advisor or operating advisor (the “Platform”), excluding criteria 1122(d)(1)(i)–1122(d)(1)(v), 1122(d)(2)(i)-1122(d)(2)(vii), 1122(d)(3)(ii)-1122(d)(3)(iv), 1122(d)(4)(i)–1122(d)(4)(vi) and 1122(d)(4)(viii)-1122(d)(4)(xv), which management has determined are not applicable to the activities performed by the Company with respect to the Platform, included in the accompanying Management’s Report on Assessment of Compliance with the Securities and Exchange Commission’s Regulation AB Servicing Criteria dated January 28, 2026 as of and for the year ended December 31, 2025. The Company’s management is responsible for its assertion. Our responsibility is to express an opinion on management’s assertion about the Company’s compliance with the specified requirements based on our examination.

Our examination was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the examination to obtain reasonable assurance about whether management’s assertion about compliance with the specified requirements is fairly stated, in all material respects. An examination involves performing procedures to obtain evidence about whether management’s assertion is fairly stated, in all material respects. The nature, timing, and extent of the procedures selected depend on our judgment, including an assessment of the risks of material misstatement of management’s assertion, whether due to fraud or error. We believe that the evidence we obtained is sufficient and appropriate to provide a reasonable basis for our opinion.

We are required to be independent and to meet our other ethical responsibilities in accordance with relevant ethical requirements relating to the engagement.

Our examination does not provide a legal determination on the Company’s compliance with the specified requirements.

In our opinion, management’s assertion that the Company complied with the aforementioned applicable servicing criteria included in the accompanying Management’s Report on Assessment of Compliance with Securities and Exchange Commission’s Regulation AB Servicing Criteria dated January 28, 2026 as of and for the year ended December 31, 2025 is fairly stated, in all material respects.

/s/ Forvis Mazars, LLP

Greenville, South Carolina

January 28, 2026

Forvis Mazars, LLP is an independent member of Forvis Mazars Global Limited

Exhibit A

Asserting Party’s 2025 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
3650R 2021-PF1	January 01, 2025	to	December 31, 2025
3650R 2022-PF2	January 01, 2025	to	December 31, 2025
8 Spruce	January 01, 2025	to	December 31, 2025
AHPT 2025-ATRM	August 15, 2025	to	December 31, 2025
ALA 2025-OANA	June 13, 2025	to	December 31, 2025
AOA 2021-1177	January 01, 2025	to	October 15, 2025
AOA 2025-1301	August 14, 2025	to	December 31, 2025
ARDN 2025-ARCP	June 17, 2025	to	December 31, 2025
AREIT 2021-CRE5	January 01, 2025	to	April 17, 2025
ARES 2024-IND	January 01, 2025	to	December 31, 2025
Aventura Mall 2018-AVM	January 01, 2025	to	December 31, 2025
BACM 2016-UBS10	January 01, 2025	to	December 31, 2025
BACM 2017-BNK3	January 01, 2025	to	December 31, 2025
BAHA 2024-MAR	January 01, 2025	to	December 31, 2025
BAMLL 2021-JACX	January 01, 2025	to	December 31, 2025
BAMLL 2025-1105W	December 15, 2025	to	December 31, 2025
BAMLL 2025-HYT	December 18, 2025	to	December 31, 2025
Bancorp 2017-CRE2	January 01, 2025	to	June 17, 2025
Bancorp 2018-CRE3	January 01, 2025	to	June 17, 2025
Bancorp 2018-CRE4	January 01, 2025	to	June 17, 2025
Bancorp 2019-CRE5	January 01, 2025	to	December 31, 2025
BANK 2017-BNK5	January 01, 2025	to	December 31, 2025
BANK 2017-BNK6	January 01, 2025	to	December 31, 2025
BANK 2017-BNK8	January 01, 2025	to	December 31, 2025
BANK 2017-BNK9	January 01, 2025	to	December 31, 2025
BANK 2018-BNK11	January 01, 2025	to	December 31, 2025
BANK 2018-BNK12	January 01, 2025	to	December 31, 2025
BANK 2018-BNK14	January 01, 2025	to	December 31, 2025
BANK 2018-BNK15	January 01, 2025	to	December 31, 2025
BANK 2019-BNK16	January 01, 2025	to	December 31, 2025
BANK 2019-BNK19	January 01, 2025	to	December 31, 2025
BANK 2019-BNK20	January 01, 2025	to	December 31, 2025
BANK 2019-BNK21	January 01, 2025	to	December 31, 2025
BANK 2019-BNK23	January 01, 2025	to	December 31, 2025
BANK 2019-BNK24	January 01, 2025	to	December 31, 2025
BANK 2020-BNK26	January 01, 2025	to	December 31, 2025
BANK 2020-BNK27	January 01, 2025	to	December 31, 2025
BANK 2020-BNK28	January 01, 2025	to	December 31, 2025
BANK 2020-BNK30	January 01, 2025	to	December 31, 2025
BANK 2021-BNK31	January 01, 2025	to	December 31, 2025
BANK 2021-BNK32	January 01, 2025	to	December 31, 2025
BANK 2021-BNK33	January 01, 2025	to	December 31, 2025
BANK 2021-BNK35	January 01, 2025	to	December 31, 2025

PBLS Exhibit A - page 1 of 13

Exhibit A

Asserting Party’s 2025 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
BANK 2021-BNK37	January 01, 2025	to	December 31, 2025
BANK 2022-BNK39	January 01, 2025	to	December 31, 2025
BANK 2022-BNK42	January 01, 2025	to	December 31, 2025
BANK 2022-BNK44	January 01, 2025	to	December 31, 2025
BANK 2023-BNK45	January 01, 2025	to	December 31, 2025
BANK 2023-BNK46	January 01, 2025	to	December 31, 2025
BANK 2024-BNK47	January 01, 2025	to	December 31, 2025
BANK 2024-BNK48	January 01, 2025	to	December 31, 2025
BANK5 2023-5YR2	January 01, 2025	to	December 31, 2025
BANK5 2023-5YR4	January 01, 2025	to	December 31, 2025
BANK5 2024-5YR12	January 01, 2025	to	December 31, 2025
BANK5 2024-5YR5	January 01, 2025	to	December 31, 2025
BANK5 2024-5YR6	January 01, 2025	to	December 31, 2025
BANK5 2024-5YR7	January 01, 2025	to	December 31, 2025
BANK5 2025-5YR15	July 15, 2025	to	December 31, 2025
BANK5 2025-5YR18	December 09, 2025	to	December 31, 2025
BAY 2025-LIVN	May 06, 2025	to	December 31, 2025
BBCMS 2017-C1	January 01, 2025	to	December 31, 2025
BBCMS 2018-C2	January 01, 2025	to	December 31, 2025
BBCMS 2019-BWAY	January 01, 2025	to	December 31, 2025
BBCMS 2019-C4	January 01, 2025	to	December 31, 2025
BBCMS 2020-C7	January 01, 2025	to	December 31, 2025
BBCMS 2021-C11	January 01, 2025	to	December 31, 2025
BBCMS 2021-C9	January 01, 2025	to	December 31, 2025
BBCMS 2022-C14	January 01, 2025	to	December 31, 2025
BBCMS 2022-C16	January 01, 2025	to	December 31, 2025
BBCMS 2022-C18	January 01, 2025	to	December 31, 2025
BBCMS 2023-5C23	January 01, 2025	to	December 31, 2025
BBCMS 2023-C20	January 01, 2025	to	December 31, 2025
BBCMS 2024-5C29	January 01, 2025	to	December 31, 2025
BBCMS 2024-C26	January 01, 2025	to	December 31, 2025
BBCMS 2025-5C36	August 07, 2025	to	December 31, 2025
BBCMS 2025-C32	February 12, 2025	to	December 31, 2025
BBCMS 2025-C39	December 23, 2025	to	December 31, 2025
BCP 2021-330N	January 01, 2025	to	December 31, 2025
BDS 2022-FL12	January 01, 2025	to	August 19, 2025
BFLD 2020-EYP	January 01, 2025	to	December 31, 2025
BFLD 2021-FPM	January 01, 2025	to	September 15, 2025
BFLD 2024-VICT	January 01, 2025	to	December 31, 2025
BFLD 2024-WRHS	January 01, 2025	to	December 31, 2025
BFLD 2025-660F	October 31, 2025	to	December 31, 2025
BFLD 2025-FPM	September 12, 2025	to	December 31, 2025
BLOX 2021-BLOX	January 01, 2025	to	December 31, 2025

PBLS Exhibit A - page 2 of 13

Exhibit A

Asserting Party’s 2025 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
BLP 2023-IND	January 01, 2025	to	December 31, 2025
BLP 2024-IND2	January 01, 2025	to	December 31, 2025
BLP 2025-IND	March 17, 2025	to	December 31, 2025
BMARK 2018-B1	January 01, 2025	to	December 31, 2025
BMARK 2018-B3	January 01, 2025	to	December 31, 2025
BMARK 2018-B4	January 01, 2025	to	December 31, 2025
BMARK 2018-B6	January 01, 2025	to	December 31, 2025
BMARK 2018-B7	January 01, 2025	to	December 31, 2025
BMARK 2019-B13	January 01, 2025	to	December 31, 2025
BMARK 2019-B15	January 01, 2025	to	December 31, 2025
BMARK 2019-B9	January 01, 2025	to	December 31, 2025
BMARK 2020-B16	January 01, 2025	to	December 31, 2025
BMARK 2020-B18	January 01, 2025	to	December 31, 2025
BMARK 2020-B21	January 01, 2025	to	December 31, 2025
BMARK 2020-IG1	January 01, 2025	to	December 31, 2025
BMARK 2021-B23	January 01, 2025	to	December 31, 2025
BMARK 2021-B24	January 01, 2025	to	December 31, 2025
BMARK 2021-B26	January 01, 2025	to	December 31, 2025
BMARK 2021-B27	January 01, 2025	to	December 31, 2025
BMARK 2021-B29	January 01, 2025	to	December 31, 2025
BMARK 2021-B30	January 01, 2025	to	December 31, 2025
BMARK 2022-B33	January 01, 2025	to	December 31, 2025
BMARK 2022-B34	January 01, 2025	to	December 31, 2025
BMARK 2022-B35	January 01, 2025	to	December 31, 2025
BMARK 2022-B36	January 01, 2025	to	December 31, 2025
BMARK 2023-B38	January 01, 2025	to	December 31, 2025
BMARK 2023-B39	January 01, 2025	to	December 31, 2025
BMARK 2023-V3	January 01, 2025	to	December 31, 2025
BMARK 2023-V4	January 01, 2025	to	December 31, 2025
BMARK 2024-V11	January 01, 2025	to	December 31, 2025
BMARK 2024-V12	January 01, 2025	to	December 31, 2025
BMARK 2024-V7	January 01, 2025	to	December 31, 2025
BMARK 2024-V8	January 01, 2025	to	December 31, 2025
BMARK 2024-V9	January 01, 2025	to	December 31, 2025
BMARK 2025-B41	September 04, 2025	to	December 31, 2025
BMARK 2025-V13	February 19, 2025	to	December 31, 2025
BMARK 2025-V14	April 15, 2025	to	December 31, 2025
BMARK 2025-V16	August 13, 2025	to	December 31, 2025
BMARK 2025-V17	September 29, 2025	to	December 31, 2025
BMARK 2025-V18	October 30, 2025	to	December 31, 2025
BMARK 2025-V19	December 23, 2025	to	December 31, 2025
BMO 2022-C1	January 01, 2025	to	December 31, 2025
BMO 2022-C3	January 01, 2025	to	December 31, 2025

PBLS Exhibit A - page 3 of 13

Exhibit A

Asserting Party’s 2025 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
BMO 2023-C5	January 01, 2025	to	December 31, 2025
BMO 2023-C6	January 01, 2025	to	December 31, 2025
BMO 2024-5C3	January 01, 2025	to	December 31, 2025
BMO 2024-C10	January 01, 2025	to	December 31, 2025
BMO 2024-C9	January 01, 2025	to	December 31, 2025
BMO 2025-5C10	May 16, 2025	to	December 31, 2025
BMO 2025-5C12	October 09, 2025	to	December 31, 2025
BMO 2025-C11	February 28, 2025	to	December 31, 2025
BMP 2024-MF23	January 01, 2025	to	December 31, 2025
BOCA 2024-BOCA	January 01, 2025	to	December 15, 2025
BOCA 2025-BOCA	December 19, 2025	to	December 31, 2025
BPR 2021-NRD	January 01, 2025	to	December 31, 2025
BPR 2021-TY	January 01, 2025	to	December 31, 2025
BPR 2021-WILL	January 01, 2025	to	December 31, 2025
BPR 2022-OANA	January 01, 2025	to	June 16, 2025
BPR 2022-SSP	January 01, 2025	to	December 31, 2025
BPR 2022-STAR	January 01, 2025	to	October 15, 2025
BPR 2023-STON	January 01, 2025	to	December 31, 2025
BSREP 2021-DC	January 01, 2025	to	December 31, 2025
BSTN 2025-HUB	October 17, 2025	to	December 31, 2025
BWAY 2021-1450	January 01, 2025	to	December 31, 2025
BX 2018-GW	January 01, 2025	to	July 15, 2025
BX 2019-OC11	January 01, 2025	to	December 31, 2025
BX 2021-21M	January 01, 2025	to	December 31, 2025
BX 2021-ACNT	January 01, 2025	to	December 31, 2025
BX 2021-IRON	January 01, 2025	to	December 31, 2025
BX 2021-LGCY	January 01, 2025	to	December 31, 2025
BX 2021-PAC	January 01, 2025	to	December 31, 2025
BX 2021-SDMF	January 01, 2025	to	December 31, 2025
BX 2021-VINO	January 01, 2025	to	July 15, 2025
BX 2021-VOLT	January 01, 2025	to	December 15, 2025
BX 2021-XL2	January 01, 2025	to	December 31, 2025
BX 2022-FOX2	January 01, 2025	to	November 17, 2025
BX 2022-IND	January 01, 2025	to	December 31, 2025
BX 2022-LP2	January 01, 2025	to	December 31, 2025
BX 2022-PSB	January 01, 2025	to	July 15, 2025
BX 2023-XL3	January 01, 2025	to	December 31, 2025
BX 2024-BRBK	January 01, 2025	to	December 31, 2025
BX 2024-CNYN	January 01, 2025	to	December 31, 2025
BX 2024-FNX	January 01, 2025	to	December 31, 2025
BX 2024-GPA2	January 01, 2025	to	December 31, 2025
BX 2024-GPA3	January 01, 2025	to	December 31, 2025
BX 2024-KING	January 01, 2025	to	December 31, 2025

PBLS Exhibit A - page 4 of 13

Exhibit A

Asserting Party’s 2025 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
BX 2024-MDHS	January 01, 2025	to	December 31, 2025
BX 2024-PALM	January 01, 2025	to	December 31, 2025
BX 2024-SLCT	January 01, 2025	to	December 31, 2025
BX 2024-VLT5	January 01, 2025	to	December 31, 2025
BX 2024-XL4	January 01, 2025	to	December 31, 2025
BX 2024-XL5	January 01, 2025	to	December 31, 2025
BX 2025-BIO3	February 11, 2025	to	December 31, 2025
BX 2025-COPT	August 21, 2025	to	December 31, 2025
BX 2025-DIME	February 14, 2025	to	December 31, 2025
BX 2025-ROIC	February 27, 2025	to	December 31, 2025
BX 2025-VLT6	March 06, 2025	to	December 31, 2025
BX 2025-VOLT	December 15, 2025	to	December 31, 2025
BXSC 2022-WSS	January 01, 2025	to	December 31, 2025
CAMB 2021-CX2	January 01, 2025	to	December 31, 2025
Carbon 2019-FL2	January 01, 2025	to	December 31, 2025
CCUBS 2017-C1	January 01, 2025	to	December 31, 2025
CD 2016-CD1	January 01, 2025	to	December 31, 2025
CD 2016-CD2	January 01, 2025	to	December 31, 2025
CD 2017-CD3	January 01, 2025	to	December 31, 2025
CD 2017-CD4	January 01, 2025	to	December 31, 2025
CD 2017-CD5	January 01, 2025	to	December 31, 2025
CD 2017-CD6	January 01, 2025	to	December 31, 2025
CD 2018-CD7	January 01, 2025	to	December 31, 2025
CD 2019-CD8	January 01, 2025	to	December 31, 2025
CENT 2023-CITY	January 01, 2025	to	July 15, 2025
CENT 2025-CITY	July 22, 2025	to	December 31, 2025
CF 2019-CF1	January 01, 2025	to	December 31, 2025
CF 2019-CF2	January 01, 2025	to	December 31, 2025
CF 2019-CF3	January 01, 2025	to	December 31, 2025
CF 2020-P1	January 01, 2025	to	December 31, 2025
CFCRE 2016-C3	January 01, 2025	to	December 31, 2025
CFCRE 2016-C4	January 01, 2025	to	December 31, 2025
CFCRE 2016-C6	January 01, 2025	to	December 31, 2025
CFCRE 2016-C7	January 01, 2025	to	December 31, 2025
CFCRE 2017-C8	January 01, 2025	to	December 31, 2025
CGCMT 2014-GC21	January 01, 2025	to	December 31, 2025
CGCMT 2014-GC25	January 01, 2025	to	December 31, 2025
CGCMT 2015-GC27	January 01, 2025	to	December 31, 2025
CGCMT 2015-GC35	January 01, 2025	to	December 31, 2025
CGCMT 2015-P1	January 01, 2025	to	December 31, 2025
CGCMT 2016-C1	January 01, 2025	to	December 31, 2025
CGCMT 2016-GC37	January 01, 2025	to	December 31, 2025
CGCMT 2016-P3	January 01, 2025	to	December 31, 2025

PBLS Exhibit A - page 5 of 13

Exhibit A

Asserting Party’s 2025 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
CGCMT 2016-P4	January 01, 2025	to	December 31, 2025
CGCMT 2016-P5	January 01, 2025	to	December 31, 2025
CGCMT 2016-P6	January 01, 2025	to	December 31, 2025
CGCMT 2017-C4	January 01, 2025	to	December 31, 2025
CGCMT 2017-P7	January 01, 2025	to	December 31, 2025
CGCMT 2018-B2	January 01, 2025	to	December 31, 2025
CGCMT 2018-C6	January 01, 2025	to	December 31, 2025
CGCMT 2019-GC41	January 01, 2025	to	December 31, 2025
CGCMT 2019-GC43	January 01, 2025	to	December 31, 2025
CGCMT 2020-GC46	January 01, 2025	to	December 31, 2025
CGCMT 2022-GC48	January 01, 2025	to	December 31, 2025
CGCMT 2023-SMRT	January 01, 2025	to	December 31, 2025
CHI 2025-SFT	March 27, 2025	to	December 31, 2025
COAST 2023-2HTL	January 01, 2025	to	December 31, 2025
COMM 2012-CCRE4	January 01, 2025	to	December 31, 2025
COMM 2012-CCRE5	January 01, 2025	to	December 31, 2025
COMM 2012-LC4	January 01, 2025	to	December 31, 2025
COMM 2013-CCRE10	January 01, 2025	to	December 31, 2025
COMM 2013-CCRE11	January 01, 2025	to	December 31, 2025
COMM 2013-CCRE12	January 01, 2025	to	December 31, 2025
COMM 2013-CCRE6	January 01, 2025	to	December 31, 2025
COMM 2013-CCRE7	January 01, 2025	to	December 31, 2025
COMM 2013-CCRE8	January 01, 2025	to	December 31, 2025
COMM 2013-CCRE9	January 01, 2025	to	December 31, 2025
COMM 2013-LC13	January 01, 2025	to	December 31, 2025
COMM 2013-LC6	January 01, 2025	to	December 31, 2025
COMM 2014-CCRE14	January 01, 2025	to	December 31, 2025
COMM 2014-CCRE15	January 01, 2025	to	December 31, 2025
COMM 2014-CCRE16	January 01, 2025	to	December 31, 2025
COMM 2014-CCRE17	January 01, 2025	to	December 31, 2025
COMM 2014-CCRE18	January 01, 2025	to	December 31, 2025
COMM 2014-CCRE19	January 01, 2025	to	December 31, 2025
COMM 2014-CCRE20	January 01, 2025	to	December 31, 2025
COMM 2014-CCRE21	January 01, 2025	to	December 31, 2025
COMM 2014-LC15	January 01, 2025	to	December 31, 2025
COMM 2014-LC17	January 01, 2025	to	December 31, 2025
COMM 2014-UBS2	January 01, 2025	to	December 31, 2025
COMM 2014-UBS3	January 01, 2025	to	December 31, 2025
COMM 2014-UBS4	January 01, 2025	to	December 31, 2025
COMM 2014-UBS5	January 01, 2025	to	December 31, 2025
COMM 2015-CCRE22	January 01, 2025	to	December 31, 2025
COMM 2015-CCRE24	January 01, 2025	to	December 31, 2025
COMM 2015-CCRE26	January 01, 2025	to	December 31, 2025

PBLS Exhibit A - page 6 of 13

Exhibit A

Asserting Party’s 2025 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
COMM 2015-CCRE27	January 01, 2025	to	December 31, 2025
COMM 2015-DC1	January 01, 2025	to	December 31, 2025
COMM 2015-LC19	January 01, 2025	to	December 31, 2025
COMM 2015-LC21	January 01, 2025	to	December 31, 2025
COMM 2015-LC23	January 01, 2025	to	December 31, 2025
COMM 2015-PC1	January 01, 2025	to	December 31, 2025
COMM 2016-667M	January 01, 2025	to	December 31, 2025
COMM 2016-CCRE28	January 01, 2025	to	December 31, 2025
COMM 2016-COR1	January 01, 2025	to	December 31, 2025
COMM 2016-DC2	January 01, 2025	to	December 31, 2025
COMM 2017-COR2	January 01, 2025	to	December 31, 2025
COMM 2018-5BP	January 01, 2025	to	December 15, 2025
COMM 2018-COR3	January 01, 2025	to	December 31, 2025
COMM 2018-HOME	January 01, 2025	to	December 31, 2025
COMM 2019-GC44	January 01, 2025	to	December 31, 2025
COMM 2020-CX	January 01, 2025	to	December 31, 2025
COMM 2021-2400	January 01, 2025	to	December 31, 2025
COMM 2022-HC	January 01, 2025	to	December 31, 2025
COMM 2024-277P	January 01, 2025	to	December 31, 2025
COMM 2024-CBM	January 01, 2025	to	December 31, 2025
COMM 2024-WCL1	January 01, 2025	to	December 31, 2025
COMM 2025-180W	August 05, 2025	to	December 31, 2025
COMM 2025-SBX	August 01, 2025	to	December 31, 2025
CSAIL 2015-C1	January 01, 2025	to	December 31, 2025
CSAIL 2015-C2	January 01, 2025	to	December 31, 2025
CSAIL 2016-C6	January 01, 2025	to	December 31, 2025
CSAIL 2016-C7	January 01, 2025	to	December 31, 2025
CSAIL 2017-C8	January 01, 2025	to	December 31, 2025
CSAIL 2017-CX10	January 01, 2025	to	December 31, 2025
CSAIL 2018-CX11	January 01, 2025	to	December 31, 2025
CSAIL 2018-CX12	January 01, 2025	to	December 31, 2025
CSAIL 2019-C15	January 01, 2025	to	December 31, 2025
CSAIL 2019-C17	January 01, 2025	to	December 31, 2025
CSAIL 2020-C19	January 01, 2025	to	December 31, 2025
CSAIL 2021-C20	January 01, 2025	to	December 31, 2025
CSMC 2016-NXSR	January 01, 2025	to	December 31, 2025
CSMC 2017-CALI	January 01, 2025	to	December 31, 2025
CSMC 2017-CHOP	January 01, 2025	to	December 31, 2025
CSMC 2017-PFHP	January 01, 2025	to	December 31, 2025
CSMC 2019-UVIL	January 01, 2025	to	December 31, 2025
CSMC 2020-FACT	January 01, 2025	to	December 31, 2025
CSMC 2021-B33	January 01, 2025	to	December 31, 2025
CSMC 2021-BHAR	January 01, 2025	to	December 31, 2025

PBLS Exhibit A - page 7 of 13

Exhibit A

Asserting Party’s 2025 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
CSTL 2024-GATE	January 01, 2025	to	December 31, 2025
CSTL 2025-GATE2	November 12, 2025	to	December 31, 2025
DAFC 2017-AMO	January 01, 2025	to	December 31, 2025
DATA 2023-CNTR	January 01, 2025	to	December 31, 2025
DBC 2025-DBC	October 29, 2025	to	December 31, 2025
DBGS 2018-BIOD	January 01, 2025	to	April 15, 2025
DBGS 2018-C1	January 01, 2025	to	December 31, 2025
DBGS 2024-ALTA	January 01, 2025	to	December 31, 2025
DBGS 2024-SBL	January 01, 2025	to	December 31, 2025
DBJPM 2016-C1	January 01, 2025	to	December 31, 2025
DBJPM 2016-C3	January 01, 2025	to	December 31, 2025
DBJPM 2020-C9	January 01, 2025	to	December 31, 2025
DBWF 2024-LCRS	January 01, 2025	to	December 31, 2025
DC 2023-DC	January 01, 2025	to	December 31, 2025
DC 2024-HLTN	January 01, 2025	to	December 31, 2025
DK 2024-SPBX	January 01, 2025	to	December 31, 2025
DOLP 2021-NYC	January 01, 2025	to	December 31, 2025
DURST 2025-151	August 19, 2025	to	December 31, 2025
ELM 2024-ELM	January 01, 2025	to	December 31, 2025
ELP 2021-ELP	January 01, 2025	to	December 31, 2025
ELP 2025-ELP	November 20, 2025	to	December 31, 2025
EQUS 2021-EQAZ	January 01, 2025	to	December 31, 2025
ESA 2021-ESH	January 01, 2025	to	October 15, 2025
FIVE 2023-V1	January 01, 2025	to	December 31, 2025
FMBT 2024-FBLU	January 01, 2025	to	December 31, 2025
FREMF SCR 2016-MDN1	January 01, 2025	to	December 31, 2025
FREMF SCR 2016-MDN2	January 01, 2025	to	December 31, 2025
FREMF SCR 2017-MDN3	January 01, 2025	to	December 31, 2025
GFH 2025-IND	June 28, 2025	to	December 31, 2025
GPMT 2021-FL3	January 01, 2025	to	December 31, 2025
Grace Trust 2020-GRCE	January 01, 2025	to	December 31, 2025
GSAT 2025-BMF	July 15, 2025	to	December 31, 2025
GSJP 2025-BEDS	December 18, 2025	to	December 31, 2025
GSMS 2013-GCJ12	January 01, 2025	to	December 31, 2025
GSMS 2013-GCJ16	January 01, 2025	to	December 31, 2025
GSMS 2015-GC32	January 01, 2025	to	December 31, 2025
GSMS 2016-GS4	January 01, 2025	to	December 31, 2025
GSMS 2017-GS7	January 01, 2025	to	December 31, 2025
GSMS 2018-3PCK	January 01, 2025	to	December 31, 2025
GSMS 2018-GS10	January 01, 2025	to	December 31, 2025
GSMS 2019-GC39	January 01, 2025	to	December 31, 2025
GSMS 2019-GC42	January 01, 2025	to	December 31, 2025
GSMS 2019-GSA1	January 01, 2025	to	December 31, 2025

PBLS Exhibit A - page 8 of 13

Exhibit A

Asserting Party’s 2025 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
GSMS 2020-GC47	January 01, 2025	to	December 31, 2025
GSMS 2021-DM	January 01, 2025	to	October 15, 2025
GSMS 2021-IP	January 01, 2025	to	October 15, 2025
GSMS 2023-SHIP	January 01, 2025	to	December 31, 2025
GSMS 2024-FAIR	January 01, 2025	to	December 31, 2025
HGMT 2025-HGLR	February 13, 2025	to	December 31, 2025
HHT 2025-MAUI	March 21, 2025	to	December 31, 2025
HIG 2023-FL1	January 01, 2025	to	November 20, 2025
HILT 2024-ORL	January 01, 2025	to	December 31, 2025
HIT 2022-HI32	January 01, 2025	to	December 31, 2025
HONO 2021-LULU	January 01, 2025	to	December 31, 2025
ICNQ 2024-MF	January 01, 2025	to	December 31, 2025
ILPT 2019-SURF	January 01, 2025	to	December 31, 2025
ILPT 2022-LPF2	January 01, 2025	to	July 15, 2025
ILPT 2022-LPFX	January 01, 2025	to	December 31, 2025
ILPT 2025-LPF2	June 27, 2025	to	December 31, 2025
JPMCC 2013-C10	January 01, 2025	to	December 31, 2025
JPMCC 2018-AON	January 01, 2025	to	December 31, 2025
JPMCC 2018-ASH8	January 01, 2025	to	December 31, 2025
JPMCC 2018-MINN	January 01, 2025	to	December 31, 2025
JPMCC 2018-PHH	January 01, 2025	to	December 31, 2025
JPMCC 2018-PTC	January 01, 2025	to	December 31, 2025
JPMCC 2018-WPT	January 01, 2025	to	December 31, 2025
JPMCC 2019-ICON	January 01, 2025	to	December 31, 2025
JPMCC 2019-OSB	January 01, 2025	to	December 31, 2025
JPMCC 2020-609M	January 01, 2025	to	August 15, 2025
JPMCC 2020-LOOP	January 01, 2025	to	December 31, 2025
JPMCC 2021-1MEM	January 01, 2025	to	December 31, 2025
JPMCC 2021-2NU	January 01, 2025	to	December 31, 2025
JPMCC 2021-410T	January 01, 2025	to	December 31, 2025
JPMCC 2022-NLP	January 01, 2025	to	December 31, 2025
JPMCC 2025-BHR5	March 17, 2025	to	December 31, 2025
JPMDB 2017-C5	January 01, 2025	to	December 31, 2025
KIND 2024-1	January 01, 2025	to	December 31, 2025
KNDR 2021-KIND	January 01, 2025	to	December 31, 2025
KRE 2025-AIP4	March 18, 2025	to	December 31, 2025
LAQ 2023-LAQ	January 01, 2025	to	December 31, 2025
LCCM 2017-LC26	January 01, 2025	to	December 31, 2025
LEX 2024-BBG	January 01, 2025	to	December 31, 2025
LIFE 2021-BMR	January 01, 2025	to	December 31, 2025
LIFE 2022-BMR2	January 01, 2025	to	December 31, 2025
LUX 2023-LION	January 01, 2025	to	December 31, 2025
LV 2024-SHOW	January 01, 2025	to	December 31, 2025

PBLS Exhibit A - page 9 of 13

Exhibit A

Asserting Party’s 2025 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
Manhattan West 2020-1MW	January 01, 2025	to	December 31, 2025
MCR 2024-HTL	January 01, 2025	to	December 31, 2025
MED 2024-MOB	January 01, 2025	to	December 31, 2025
MHC 2021-MHC	January 01, 2025	to	December 31, 2025
MHC 2021-MHC2	January 01, 2025	to	December 15, 2025
MHP 2021-STOR	January 01, 2025	to	December 31, 2025
MHP 2022-MHIL	January 01, 2025	to	December 31, 2025
MHP 2025-MHIL2	August 28, 2025	to	December 31, 2025
MILE 2025-STNE	July 15, 2025	to	December 31, 2025
MIRA 2023-MILE	January 01, 2025	to	December 31, 2025
MRCD 2019-PARK	January 01, 2025	to	December 31, 2025
MSBAM 2012-C5	January 01, 2025	to	December 31, 2025
MSBAM 2013-C10	January 01, 2025	to	December 31, 2025
MSBAM 2013-C13	January 01, 2025	to	December 31, 2025
MSBAM 2014-C14	January 01, 2025	to	December 31, 2025
MSBAM 2014-C18	January 01, 2025	to	December 31, 2025
MSBAM 2014-C19	January 01, 2025	to	December 31, 2025
MSBAM 2015-C20	January 01, 2025	to	December 31, 2025
MSBAM 2015-C22	January 01, 2025	to	December 31, 2025
MSBAM 2015-C24	January 01, 2025	to	December 31, 2025
MSBAM 2015-C26	January 01, 2025	to	December 31, 2025
MSBAM 2016-C28	January 01, 2025	to	December 31, 2025
MSBAM 2016-C29	January 01, 2025	to	December 31, 2025
MSBAM 2016-C30	January 01, 2025	to	December 31, 2025
MSBAM 2016-C31	January 01, 2025	to	December 31, 2025
MSBAM 2016-C32	January 01, 2025	to	December 31, 2025
MSBAM 2017-C33	January 01, 2025	to	December 31, 2025
MSBAM 2017-C34	January 01, 2025	to	December 31, 2025
MSBAM 2025-5C2	November 13, 2025	to	December 31, 2025
MSBAM 2025-C35	August 14, 2025	to	December 31, 2025
MSC 2015-MS1	January 01, 2025	to	December 31, 2025
MSC 2015-UBS8	January 01, 2025	to	December 31, 2025
MSC 2016-BNK2	January 01, 2025	to	December 31, 2025
MSC 2016-UBS11	January 01, 2025	to	December 31, 2025
MSC 2016-UBS12	January 01, 2025	to	December 31, 2025
MSC 2017-ASHF	January 01, 2025	to	December 31, 2025
MSC 2017-HR2	January 01, 2025	to	December 31, 2025
MSC 2018-H3	January 01, 2025	to	December 31, 2025
MSC 2018-H4	January 01, 2025	to	December 31, 2025
MSC 2019-H6	January 01, 2025	to	December 31, 2025
MSC 2019-L3	January 01, 2025	to	December 31, 2025
MSC 2019-PLND	January 01, 2025	to	December 31, 2025
MSC 2020-HR8	January 01, 2025	to	December 31, 2025

PBLS Exhibit A - page 10 of 13

Exhibit A

Asserting Party’s 2025 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
MSC 2021-ILP	January 01, 2025	to	July 15, 2025
MSC 2021-L6	January 01, 2025	to	December 31, 2025
MSC 2022-L8	January 01, 2025	to	December 31, 2025
MSC 2024-BPR2	January 01, 2025	to	December 31, 2025
MSCI 2016-UBS9	January 01, 2025	to	December 31, 2025
MSSG 2017-237P	January 01, 2025	to	December 31, 2025
MTK 2021-GRNY	January 01, 2025	to	April 15, 2025
MTN 2022-LPFL	January 01, 2025	to	December 31, 2025
NCMF 2022-MFP	January 01, 2025	to	June 16, 2025
NCMF 2025-MFS	June 11, 2025	to	December 31, 2025
NCMS 2019-AMZ7B	January 01, 2025	to	December 31, 2025
NRTH 2025-PARK	October 15, 2025	to	December 31, 2025
NXPT 2024-STOR	January 01, 2025	to	December 31, 2025
NYC 2024-3ELV	January 01, 2025	to	December 31, 2025
NYO 2021-1290	January 01, 2025	to	December 31, 2025
OBPT 2019-OBP	January 01, 2025	to	December 31, 2025
OMPT 2017-1MKT	January 01, 2025	to	December 31, 2025
ONE 2021-PARK	January 01, 2025	to	December 31, 2025
ONNI 2024-APT	January 01, 2025	to	December 31, 2025
ONYP 2020-1NYP	January 01, 2025	to	December 31, 2025
OPG 2021-PORT	January 01, 2025	to	April 15, 2025
ORL 2024-GLKS	January 01, 2025	to	December 31, 2025
PFP 2023-10	January 01, 2025	to	August 18, 2025
PRK 2017-280P	January 01, 2025	to	December 31, 2025
PRM 2025-PRM6	June 24, 2025	to	December 31, 2025
RCMF 2021-FL5	January 01, 2025	to	March 25, 2025
RCMF 2021-FL6	January 01, 2025	to	March 25, 2025
RCMF 2021-FL7	January 01, 2025	to	December 31, 2025
RCMF 2022-FL10	January 01, 2025	to	June 25, 2025
RCMF 2022-FL8	January 01, 2025	to	March 25, 2025
RCMF 2022-FL9	January 01, 2025	to	June 25, 2025
RCMF 2023-FL11	January 01, 2025	to	December 31, 2025
RCMF 2023-FL12	January 01, 2025	to	December 31, 2025
RIAL 2022-FL8	January 01, 2025	to	July 21, 2025
RIDE 2025-SHRE	February 21, 2025	to	December 31, 2025
RLGH 2021-TROT	January 01, 2025	to	July 15, 2025
SBALR 2020-RR1	January 01, 2025	to	December 31, 2025
SCG 2024-MSP	January 01, 2025	to	December 31, 2025
SCG 2025-FLWR	August 19, 2025	to	December 31, 2025
SCOTT 2023-SFS	January 01, 2025	to	December 31, 2025
SELF 2024-STRG	January 01, 2025	to	December 31, 2025
SFO 2021-555	January 01, 2025	to	December 31, 2025
SGCMS 2016-C5	January 01, 2025	to	December 31, 2025

PBLS Exhibit A - page 11 of 13

Exhibit A

Asserting Party’s 2025 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
SGCP 2021-FL3	January 01, 2025	to	December 31, 2025
SGCP 2022-FL4	January 01, 2025	to	December 31, 2025
SGCP 2023-FL5	January 01, 2025	to	December 31, 2025
SMR 2022-IND	January 01, 2025	to	December 31, 2025
SMRT 2022-MINI	January 01, 2025	to	December 31, 2025
SPGN 2022-TFLM	January 01, 2025	to	December 31, 2025
SREIT 2021-FLWR	January 01, 2025	to	December 31, 2025
SREIT 2021-MFP	January 01, 2025	to	December 31, 2025
SREIT 2021-MFP2	January 01, 2025	to	December 31, 2025
STWD 2021-HTS	January 01, 2025	to	December 31, 2025
SWCH 2025-DATA	February 18, 2025	to	December 31, 2025
TCO 2024-DPM	January 01, 2025	to	December 31, 2025
THPT 2023-THL	January 01, 2025	to	December 31, 2025
UBS 2017-C2	January 01, 2025	to	December 31, 2025
UBS 2017-C3	January 01, 2025	to	December 31, 2025
UBS 2017-C5	January 01, 2025	to	December 31, 2025
UBS 2018-C10	January 01, 2025	to	December 31, 2025
UBS 2018-C12	January 01, 2025	to	December 31, 2025
UBS 2018-C14	January 01, 2025	to	December 31, 2025
UBS 2018-C8	January 01, 2025	to	December 31, 2025
UBS 2019-C16	January 01, 2025	to	December 31, 2025
UBS 2019-C18	January 01, 2025	to	December 31, 2025
UBSBB 2012-C3	January 01, 2025	to	January 13, 2025
UBSBB 2013-C6	January 01, 2025	to	December 31, 2025
UNIV 2025-APTS	November 25, 2025	to	December 31, 2025
VASA 2021-VASA	January 01, 2025	to	December 31, 2025
VDCM 2025-AZ	July 10, 2025	to	December 31, 2025
VLS 2020-LAB	January 01, 2025	to	December 31, 2025
WBHT 2019-WBM	January 01, 2025	to	June 16, 2025
WBRK 2025-WBRK	March 06, 2025	to	December 31, 2025
WEST 2025-ROSE	March 28, 2025	to	December 31, 2025
WFCM 2013-LC12	January 01, 2025	to	December 31, 2025
WFCM 2014-LC18	January 01, 2025	to	December 31, 2025
WFCM 2015-LC22	January 01, 2025	to	December 31, 2025
WFCM 2016-BNK1	January 01, 2025	to	December 31, 2025
WFCM 2016-C33	January 01, 2025	to	December 31, 2025
WFCM 2016-C36	January 01, 2025	to	December 31, 2025
WFCM 2016-NXS5	January 01, 2025	to	December 31, 2025
WFCM 2017-C38	January 01, 2025	to	December 31, 2025
WFCM 2017-C42	January 01, 2025	to	December 31, 2025
WFCM 2018-C43	January 01, 2025	to	December 31, 2025
WFCM 2018-C45	January 01, 2025	to	December 31, 2025
WFCM 2018-C47	January 01, 2025	to	December 31, 2025

PBLS Exhibit A - page 12 of 13

Exhibit A

Asserting Party’s 2025 Servicing Platform

Applicable Certification Period
Securitization Transaction	Start Date		End Date
WFCM 2019-C50	January 01, 2025	to	December 31, 2025
WFCM 2019-C53	January 01, 2025	to	December 31, 2025
WFCM 2019-C54	January 01, 2025	to	December 31, 2025
WFCM 2020-C55	January 01, 2025	to	December 31, 2025
WFCM 2022-C62	January 01, 2025	to	December 31, 2025
WFCM 2022-JS2	January 01, 2025	to	December 31, 2025
WFCM 2022-ONL	January 01, 2025	to	December 31, 2025
WFCM 2024-C63	January 01, 2025	to	December 31, 2025
WFCM 2024-MGP	January 01, 2025	to	December 15, 2025
WFCM 2025-5C5	July 30, 2025	to	December 31, 2025
WFCM 2025-5C6	October 08, 2025	to	December 31, 2025
WFCM 2025-AURA	October 15, 2025	to	December 31, 2025
WFCM 2025-C64	February 27, 2025	to	December 31, 2025
WFCM 2025-DWHP	April 23, 2025	to	December 31, 2025
WHARF 2025-DC	June 26, 2025	to	December 31, 2025
WPT 2017-WWP	January 01, 2025	to	December 31, 2025
WSTN 2023-MAUI	January 01, 2025	to	December 31, 2025

PBLS Exhibit A - page 13 of 13